SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                FEBRUARY 15, 2001

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                   Commission                IRS Employer
jurisdiction                     File Number               Identification
of incorporation                                           Number

Delaware                           1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On February 15, 2001 registrant issued a press release entitled "Halliburton Dividend Declaration and Shareholders' Meeting" pertaining, among other things, to an announcement that registrant's board of directors declared a first quarter dividend of 12.5 cents per share on registrant's common stock payable March 22, 2001 to shareholders of record at the close of business on March 1, 2001. Registrant's annual meeting of shareholders was set for May 15, 2001 in Dallas, Texas. Record date for determination of shareholders entitled to vote at such meeting is March 19, 2001 at the close of business.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated February 15, 2001.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:    February 15, 2001             By: /s/ Susan S. Keith
                                          ----------------------------------
                                               Susan S. Keith
                                               Vice President and Secretary








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                                  EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 5
                           February 15, 2001
                           Incorporated by Reference









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